Exhibit 10.2

SECURITIES ACCOUNT PLEDGE AGREEMENT

This Securities Account Pledge Agreement (“Agreement”), dated as of July 22, 2026, is made by MAHMUD HAQ, an individual (“M. Haq”), THE MAHMUD HAQ 2020 FAMILY TRUST, an irrevocable trust established under the laws of the State of New Jersey (the “Mahmud Trust”) and THE MEHNAZ HAQ 2020 IRREVOCABLE TRUST, an irrevocable trust established under the laws of the State of New Jersey (the “Mehnaz Trust”, and together with M. Haq and the Mahmud Trust, individually and collectively, “Pledgor”), in favor of CITIZENS BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) under the Credit Agreement referred to in the next paragraph acting on behalf of the Secured Parties.

Background

A. Reference is made to the Credit Agreement, dated as of April 13, 2026, by and among CareCloud, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Administrative Agent (as the same has been and may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Credit Agreement or in Article 8 and Article 9 of the UCC (as defined below), as applicable.

B. Pledgor will receive substantial direct and indirect benefits from the extension of credit to the Borrower under the Credit Agreement, and it is a condition to the obligations of the Lenders to make Loans under the Credit Agreement that Pledgor execute and deliver this Agreement.

C. This Agreement is given and is intended to provide additional security for the Secured Obligations to the Secured Parties.

NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

1. As security for the Secured Obligations, Pledgor hereby pledges, transfers and assigns to Administrative Agent, and grants to Administrative Agent, for the benefit of the Secured Parties, a continuing Lien on, and security interest in, all of Pledgor’s right, title, and interest in the securities accounts described on the attached Schedule A (the “Securities Accounts”) together with all additions, replacements and substitutions thereto and all resulting interest, distributions, dividends and proceeds thereof (collectively, the “Collateral”).

2. The pledge and security interest described herein shall continue in effect to secure all Secured Obligations from time to time outstanding unless and until the later of (a) two (2) years from the Closing Date (as defined in the Credit Agreement) and (b) the date upon which the Borrower certifies to Administrative Agent in writing that the Consolidated Leverage Ratio (as defined in the Credit Agreement) is not greater than 1.25 to 1.00. Under any circumstances, the pledge and security interest described herein shall terminate at the time all Secured Obligations have been indefeasibly paid and satisfied in full. Upon the termination of this Agreement, Administrative Agent agrees to execute and deliver any reasonably requested documentation to confirm such termination.

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3. Each Pledgor hereby represents and warrants, on behalf of itself, that:

a. Except as pledged herein, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Collateral in any manner whatsoever and the Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

b. Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Collateral hereunder;

c. This Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Collateral referred to herein is not in violation of and shall not create any default under any material agreement, undertaking or obligation of Pledgor; and

d. The Collateral has been duly and validly authorized and issued by the issuer thereof and such Collateral is fully paid for and non-assessable.

4. If an Event of Default occurs, and is continuing under the Credit Agreement after fifteen (15) Business Days have elapsed following delivery by the Administrative Agent to the Borrower of written notice specifying the applicable Event of Default in reasonable detail, and such Event of Default has not been cured or otherwise ceased to exist, then Administrative Agent may, at its sole option, exercise from time to time with respect to the Collateral, any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code, as in effect from time to time, in the State of New York (“UCC”), or otherwise available to it, at law or in equity, including, without limitation, the right to dispose of the Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Administrative Agent, for the benefit of the Secured Parties, or its nominee may become the purchaser at any such sale(s).

5. a. In addition to all other rights granted to Administrative Agent herein, or otherwise available at law or in equity, Administrative Agent shall have the following rights, each of which may be exercised at Administrative Agent’s sole discretion (but without any obligation to do so), at any time during the continuation of any Event of Default under the Credit Agreement, without further consent of Pledgor: (i) transfer the whole or any part of the Collateral into the name of itself or its nominee or to conduct a sale of the Collateral pursuant to the UCC or pursuant to any other applicable law; (ii) vote the Collateral; (iii) notify the persons obligated on any of the Collateral to make payment to Administrative Agent, of any amounts due or to become due thereon; (iv) release, surrender or exchange any of the Collateral at any time, or to compromise any dispute with respect to the same; and (v) deliver a notice of exclusive control (“Notice of Exclusive Control”) pursuant to the Control Agreement (as defined below). Administrative Agent, for the benefit of the Secured Parties, may proceed against the Collateral, or any other collateral securing the Secured Obligations, in any order, and against Pledgor and any other obligor, jointly and/or severally, in any order to satisfy the Secured Obligations. Pledgor waives and releases any right to require Administrative Agent to first collect any of the Secured Obligations secured hereby from any other collateral of Pledgor or any other party securing the Secured Obligations under any theory of marshalling of assets, or otherwise; provided, however, that prior to exercising any remedy that would result in a transfer of ownership or voting control of the Collateral, Administrative Agent shall provide at least fifteen (15) Business Days prior written notice to Pledgor and Borrower and shall use commercially reasonable efforts to comply with applicable securities laws in connection with any such transfer. All rights and remedies of Administrative Agent are cumulative, not alternative.

b. Without limiting any other rights or remedies, Pledgor hereby irrevocably appoints Administrative Agent its attorney-in-fact, subject to the terms hereof and limited to the actions expressly set forth in clauses (i) through (iii) of this paragraph, during the continuation of such Event of Default under the Credit Agreement, at Administrative Agent’s option, (i) to effectuate the transfer of the Collateral on the books of the holder or intermediary thereof to the name of Administrative Agent, for the benefit of the Secured Parties, or to the name of Administrative Agent’s nominee, designee or assignee; (ii) to endorse and collect checks payable to Pledgor representing distributions or other payments on the Collateral; and (iii) to carry out the terms and provisions hereof.

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c. Administrative Agent is hereby authorized to file financing statements naming Pledgor as debtor (without Pledgor’s signature), in accordance with the UCC. Pledgor hereby authorizes Administrative Agent to file all financing statements and amendments to financing statements describing the Collateral in any filing office as Administrative Agent, in its sole discretion may determine.

d. Pledgor hereby agrees to cause each holder or intermediary holding the Collateral to execute and deliver to Administrative Agent a securities account control agreement (the “Control Agreement”), in form and substance reasonably satisfactory to Administrative Agent, which shall authorize and instruct each such holder or intermediary to comply with any instruction received by it from Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each such holder or intermediary shall be fully protected in so complying.

6. The proceeds of any sale or other disposition of, or realization upon, the Collateral by Administrative Agent may be applied to, or on account of, the Secured Obligations and in such order as Administrative Agent may elect including to the Expenses.

7. Pledgor recognizes that Administrative Agent may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Collateral, a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Securities Act”) and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Administrative Agent or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Administrative Agent has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

8. So long as no Event of Default has occurred and is continuing under the Credit Agreement, and until Administrative Agent delivers a Notice of Exclusive Control, Pledgor shall retain the sole right to vote the Collateral and exercise all rights of ownership with respect to all questions for all purposes not inconsistent with the terms hereof. The pledge of the Collateral hereunder does not constitute a transfer of beneficial ownership for purposes of Section 13(d) of the Securities Exchange Act of 1934, and Administrative Agent shall not hold itself out as beneficial owner of the Collateral unless and until it has acquired title thereto through the exercise of remedies hereunder.

9. Administrative Agent shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Administrative Agent in the Collateral against other parties. Administrative Agent shall have no obligation to sell or otherwise deal with the Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Collateral, in the opinion of Administrative Agent or Pledgor, is more or less than the aggregate amount of the Secured Obligations secured hereby, and any such refusal or inaction by Administrative Agent shall not be deemed a breach of any duty which Administrative Agent may have under law to preserve the Collateral. Except as provided by applicable law, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Administrative Agent at any time with respect to the Collateral.

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10. To the extent Administrative Agent is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Collateral, Pledgor agrees that twenty (20) Business Days prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition; provided that Administrative Agent shall use commercially reasonable efforts to minimize market disruption to Borrower’s common stock in connection with any such sale or disposition.

11. Each Pledgor shall indemnify, defend and hold harmless Administrative Agent from and against any and all claims, losses and liabilities resulting from any breach by such Pledgor of Pledgor’s representations and covenants under this Agreement; provided that such indemnity shall not be available to the extent that such claims, losses, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of Administrative Agent.

12. Pledgor hereby waives notice of (a) acceptance of this Agreement, (b) the existence and incurrence from time to time of any Secured Obligations under the Credit Agreement, and (c) demand and default hereunder.

13. This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of the Secured Obligations, (b) any failure, neglect or omission on Administrative Agent’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Secured Obligations, (c) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (d) the invalidity or unenforceability of any Secured Obligations or rights in any Collateral under the Credit Agreement, (e) the existence or nonexistence of any defenses which may be available to Pledgor with respect to the Secured Obligations or (f) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Pledgor.

14. Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Administrative Agent, sell, encumber or grant any lien, security interest or option on or with respect to any of the Collateral.

15. No omission or delay by Administrative Agent in exercising any right or power under this Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any Default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Pledgor no waiver will be valid unless in writing and signed by Administrative Agent and then only to the extent specified.

16. This Agreement and all related documents delivered hereunder shall be construed as integrated and complementary of each other, and as augmenting and not restricting Administrative Agent’s rights and remedies. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Pledgor and Administrative Agent.

17. Administrative Agent acknowledges that Borrower is a reporting company under the Securities Exchange Act of 1934, as amended, and that this Agreement and any exercise of remedies hereunder may give rise to disclosure obligations thereunder. Administrative Agent agrees to cooperate with Pledgor and Borrower in connection with any SEC filings required in connection with this Agreement or the exercise of remedies hereunder.

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18. THIS AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK THE PROVISIONS OF THIS AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

19. Pledgor hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the State of New York in the County of New York or the United States District Court for the Southern District of New York in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. Pledgor waives any objection which Pledgor may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Pledgor irrevocably agrees to service of process by certified mail, return receipt requested to the address of the appropriate party set forth on the signature page hereto.

20. All communications which Administrative Agent may provide to Pledgor herein shall be sent to Pledgor at the respective address set forth below in writing, and may be delivered in person, with receipt acknowledged, or sent by nationally reorganized overnight courier service or by United States mail, registered or certified, return receipt requested, postage prepaid.

21. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Pledgor may not transfer, assign or delegate any of its duties or obligations hereunder.

22. PLEDGOR (AND ADMINISTRATIVE AGENT BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, this Securities Account Pledge Agreement has been executed and delivered as of the date first set forth above.

PLEDGOR:

Witness:

/s/ Norman Roth	/s/ Mahmud Haq
MAHMUD HAQ, an individual

Address:
7 Clyde Road
Somerset, NJ 08873

/s/ Norman Roth	/s/ Mehnaz Haq
MEHNAZ HAQ, as Trustee of
The Mahmud Haq 2020 Family Trust

Address:
7 Clyde Road
Somerset, NJ 08873

/s/ Norman Roth	/s/ Mahmud Haq
MAHMUD HAQ, as Trustee of
The Mehnaz Haq 2020 Irrevocable Trust

Address:
7 Clyde Road
Somerset, NJ 08873

(Signature Page to Securities Account Pledge Agreement)

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Schedule A

Securities Accounts and Balances

Account	Issuer	Security Type	CUSIP	Balance of Shares
Personal	CareCloud, Inc.	Common Stock	14167R100	1,894,000
The Mehnaz Haq 2020 Irrevocable Trust	CareCloud, Inc.	Common Stock	14167R100	1,203,000
The Mahmud Haq 2020 Family Trust	CareCloud, Inc.	Common Stock	14167R100	1,203,000
Total				4,300,000

(Schedule A to Securities Account Pledge Agreement))